UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 11, 2016

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-205960 (1933 Act)	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Assignment of Asset Purchase Agreements

On November 11, 2016, we, through GAHC4 Lafayette LA ALF, LLC and GAHC4 Lafayette LA MC, LLC, our wholly owned subsidiaries, entered into two separate assignment of asset purchase agreements, or collectively, the Assignments, with Seniors Investments II, LLC, or assignor, and Colonial Oaks Assisted Living Lafayette, LLC and Colonial Oaks Memory Care Lafayette, LLC, or collectively, subtenant assignees, whereby we assumed assignor’s rights, title and interest as buyer under two separate asset purchase agreements dated March 31, 2016, between assignor and Cedar Crest, LLC, or the Cedar Crest Asset Purchase Agreement, and assignor and Hannie Development, Inc., or the Rosewood Asset Purchase Agreement, or collectively, the Asset Purchase Agreements, relating to the acquisition of certain Real Property Assets, as defined in the respective Assignment, in connection with two senior housing facilities located in Lafayette, Louisiana, or the Lafayette Assisted Living Portfolio, for an aggregate purchase price of $16,500,000, plus closing costs. The Lafayette Assisted Living Portfolio, consisting of approximately 79,000 square feet of gross leasable area and 107 units, offers assisted living, independent living and memory care services and currently is 100% occupied. We are not affiliated with assignor or subtenant assignees and we did not enter into the Assignments to acquire the Operating Assets, as defined in the Assignments, which will be acquired by subtenant assignees.

The Cedar Crest Asset Purchase Agreement was subsequently amended on June 15, 2016, June 24, 2016, August 4, 2016 and October 17, 2016, primarily to: (i) extend the title review period, or Study Period, as defined in the respective asset purchase agreement; (ii) render portions of the respective deposits non-refundable; and (iii) include revised closing dates. The Rosewood Asset Purchase Agreement was subsequently amended on June 15, 2016, June 24, 2016, August 4, 2016 and October 17, 2016, primarily to: (i) extend the Study Period; (ii) render portions of the respective deposits non-refundable; and (iii) include revised closing dates. In addition, on November 11, 2016, both Asset Purchase Agreements were amended in a collective fifth amendment, primarily to: (i) waive our right and subtenant assignees’ right to terminate the Asset Purchase Agreements pursuant to Section 12.1 of the respective asset purchase agreement; provided, however, that we shall have the right to terminate the Asset Purchase Agreements and receive a return of the refundable portion of the deposit until satisfaction of the Mold Remediation Condition, as defined in the fifth amendment; (ii) include a new section to each of the Asset Purchase Agreements whereby we must confirm, in our sole discretion, satisfactory remediation of certain potential mold growth and/or issue our mold remediation approval notice as a condition to closing, pursuant to the terms of the fifth amendment; and (iii) revise the closing dates and provide us with the right to terminate each of the Asset Purchase Agreements upon written notice if the closing has not occurred on or by February 1, 2017, due to sellers’ failure to satisfactorily remediate the mold issues, subject to the terms in the fifth amendment.

The material terms of the Asset Purchase Agreements, as amended, include: (i) a Study Period ending on November 11, 2016; (ii) an initial deposit of $25,000 due within three business days after execution of each of the Asset Purchase Agreements and an additional deposit of $75,000 for each respective Asset Purchase Agreement due within two business days after the expiration of the Study Period; (iii) a closing date to occur on the later of 10 days after sellers’ receipt of our mold remediation approval notices or November 30, 2016; provided, however, that we have the right to extend the closing date, subject to the terms of each respective Asset Purchase Agreement; (iv) the obligation of Cedar Crest, LLC or Hannie Development, Inc., or collectively, sellers, to promptly deliver notice to us upon discovery of certain circumstances as specified in each respective Asset Purchase Agreement, and our right to terminate such Asset Purchase Agreement, in our sole and absolute discretion, in the event the applicable seller fails to cure or remedy such matter or circumstances to our satisfaction, subject to the terms in the respective Asset Purchase Agreement; (v) a provision providing that First American Title Insurance Company, as escrow agent, shall hold back a percentage of the purchase price, or the holdback amount, at the closing, pursuant to the terms of a holdback escrow agreement between assignor, First American Title Insurance Company, sellers and us, as applicable, to be entered into at closing; (vi) our obligation to concurrently close on the purchase and sale of the Real Property Assets identified in each of the Asset Purchase Agreements; (vii) our right to terminate each Asset Purchase Agreement upon written notice and receive a return of the refundable portion of the deposit in the event we cannot close on the purchase and sale of the assets identified in either agreement for any reason other than our default; (viii) our right, in our sole discretion, to terminate the Asset Purchase Agreements by providing written notice on or before the closing date in the event sellers fail to satisfy any of their conditions precedent to closing; (ix) our right to either seek specific performance or terminate either of the Asset Purchase Agreements, receive a return of the applicable deposit and receive reimbursement of limited due diligence costs and legal fees in the event sellers are in default prior to closing, and sellers fail to cure such default as set forth in the respective Asset Purchase Agreements; and (x) a provision stating that after the closing, our sole and exclusive remedy for all losses other than those arising from sellers’ fraud, bad faith or intentional misconduct shall be recovery against the holdback amount upon written request, subject to the terms of the respective Asset Purchase Agreement. The Asset Purchase Agreements also contain additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

In addition to the assignment of assignor’s rights, title and interest under the Asset Purchase Agreements with respect to the Real Property Assets, the material terms of the Assignments include: (i) our obligation to pay the applicable purchase price for the Real Property Assets, as required by the Asset Purchase Agreements; (ii) each subtenant assignees’ obligation at closing to pay our share of the prorations and receive from sellers sums payable to us pursuant to Section 6 of the respective Asset Purchase Agreement; (iii) an agreement that both we and each respective subtenant assignee shall be deemed a buyer for purposes of the holdback amount; (iv) provisions stating that any assignment of leased assets, assumed service contracts and leases shall only be made to the respective subtenant assignee, pursuant to the terms in the respective Assignment; (v) a provision stating that we shall be a party to certain non-competition agreements entered into solely for the purpose of benefitting from the restrictions on sellers set forth therein; (vi) assignor’s obligation to obtain our consent prior to exercising certain of its rights under the Asset Purchase Agreements; and (vii) a requirement that consent, approval or waiver be obtained from both us and the respective subtenant assignee where the Asset Purchase Agreements require buyer’s consent, approval or waiver.

We intend to finance the acquisition of Lafayette Assisted Living Portfolio from funds raised through our initial public offering and debt financing. We also anticipate paying an acquisition fee based on the purchase price of the property to our advisor in connection with the acquisition of such property, as described in the prospectus for our initial public offering. We anticipate closing this acquisition in the fourth quarter of 2016; however, we can give no assurance that the closing will occur within this timeframe, or at all. The potential acquisition of Lafayette Assisted Living Portfolio is subject to substantial conditions to closing.

The material terms of the agreements discussed above are qualified in their entirety by the Assignments, Cedar Crest Asset Purchase Agreement, Rosewood Asset Purchase Agreement and the respective amendments to the Cedar Crest Asset Purchase Agreement and Rosewood Asset Purchase Agreement, attached as Exhibits 10.1 through 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Closing Agreement

On November 11, 2016, concurrent with the execution of the Assignments, we, through GAHC4 Lafayette LA ALF, LLC and GAHC4 Lafayette LA MC, LLC, entered into a Closing Agreement with assignor, Colonial Oaks Master Tenant, LLC, or tenant, and subtenant assignees.

The material terms of the Closing Agreement include: (i) an agreement with tenant and subtenant assignees that certain documents be executed and delivered in connection with the consummation of the closings under the Asset Purchase Agreements; (ii) our obligation to pay the balance of the deposit due under each of the Asset Purchase Agreements upon execution of the Closing Agreement and Assignments, subject to the terms of the respective agreement; (iii) an agreement that each of us, tenant and subtenant assignees shall be solely responsible for all costs, fees and expenses incurred by each party in connection with each party’s respective due diligence conducted; provided, however, that we shall pay to tenant certain costs and expenses upon the closings under the Asset Purchase Agreements, as detailed in the Closing Agreement; (iv) certain indemnification provisions, including a provision stating that funds from sellers shall be first paid to us, after which we shall determine in our discretion whether any funds shall be distributed to tenant or subtenant assignees, in the event a claim against sellers is successful; (v) the obligation of tenant, subtenant assignees and assignor’s sole member and tenant and subtenant assignees’ authorized signatory to indemnify and pay to us a sum in the amount of the portion of the deposit paid by us or any other amount we have paid or are required to pay to sellers, plus our actual expenses incurred in connection with the transactions and actual costs to collect such amounts, if any, in the event the closings do not occur due to tenant or subtenant assignees’ default and resulting termination of the Asset Purchase Agreements by us or sellers; (vi) our indemnification of and payment to tenant of an amount equal to the actual expenses incurred by assignor, tenant and/or subtenant assignees in connection with the transactions plus assignor’s actual costs to collect such amounts, if any, in the event the closings do not occur due to our default, and either sellers or tenant terminate the Asset Purchase Agreements; (vii) the requirement that neither us nor tenant shall modify, amend, terminate or waive any rights with respect to the Asset Purchase Agreements without the prior written consent of the other party; (viii) the requirement that a terminating party must provide written notice to the other of its intention to terminate, in the event either we or tenant terminate the Asset Purchase Agreements; provided, however, that the continuing party shall have the right to assume the terminating party’s partial interest in the Asset Purchase Agreements, subject to the terms of the Closing Agreement; (ix) a provision prohibiting tenant and subtenant assignees from seeking to commence management of the properties prior to the closings, or otherwise exercise its rights under Section 11.5 of the Asset Purchase Agreements, without our prior written consent; and (x) an agreement that any prorations and credits provided for in the Asset Purchase Agreements shall be payable to or from subtenant assignees, as buyer.

The material terms of the agreement discussed above are qualified in their entirety by the Closing Agreement attached as Exhibit 10.14 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Assignment of Asset Purchase Agreement by and between Seniors Investments II, LLC, GAHC4 Lafayette LA MC, LLC and Colonial Oaks Memory Care Lafayette, LLC dated November 11, 2016
10.2	Assignment of Asset Purchase Agreement by and between Seniors Investments II, LLC, GAHC4 Lafayette LA ALF, LLC and Colonial Oaks Assisted Living Lafayette, LLC, dated November 11, 2016
10.3	Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated March 31, 2016
10.4	Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated March 31, 2016
10.5	First Amendment to Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated June 15, 2016
10.6	First Amendment to Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated June 15, 2016
10.7	Second Amendment to Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated June 24, 2016
10.8	Second Amendment to Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated June 24, 2016
10.9	Third Amendment to and Reinstatement of Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated August 4, 2016
10.10	Third Amendment to and Reinstatement of Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated August 4, 2016
10.11	Fourth Amendment to Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated October 17, 2016
10.12	Fourth Amendment to Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated October 17, 2016
10.13	Fifth Amendment to Asset Purchase Agreements by and between Hannie Development, Inc., Cedar Crest, LLC and Seniors Investments II, LLC, dated November 11, 2016
10.14
Closing Agreement by and between GAHC4 Lafayette LA ALF, LLC, GAHC4 Lafayette LA MC, LLC, Colonial Oaks Master Tenant, LLC, Colonial Oaks Assisted Living Lafayette, LLC and Colonial Oaks Memory Care Lafayette, LLC, dated November 11, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

November 17, 2016	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Assignment of Asset Purchase Agreement by and between Seniors Investments II, LLC, GAHC4 Lafayette LA MC, LLC and Colonial Oaks Memory Care Lafayette, LLC dated November 11, 2016
10.2	Assignment of Asset Purchase Agreement by and between Seniors Investments II, LLC, GAHC4 Lafayette LA ALF, LLC and Colonial Oaks Assisted Living Lafayette, LLC, dated November 11, 2016
10.3	Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated March 31, 2016
10.4	Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated March 31, 2016
10.5	First Amendment to Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated June 15, 2016
10.6	First Amendment to Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated June 15, 2016
10.7	Second Amendment to Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated June 24, 2016
10.8	Second Amendment to Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated June 24, 2016
10.9	Third Amendment to and Reinstatement of Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated August 4, 2016
10.10	Third Amendment to and Reinstatement of Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated August 4, 2016
10.11	Fourth Amendment to Asset Purchase Agreement by and between Cedar Crest, LLC and Seniors Investments II, LLC, dated October 17, 2016
10.12	Fourth Amendment to Asset Purchase Agreement by and between Hannie Development, Inc. and Seniors Investments II, LLC, dated October 17, 2016
10.13	Fifth Amendment to Asset Purchase Agreements by and between Hannie Development, Inc., Cedar Crest, LLC and Seniors Investments II, LLC, dated November 11, 2016
10.14
Closing Agreement by and between GAHC4 Lafayette LA ALF, LLC, GAHC4 Lafayette LA MC, LLC, Colonial Oaks Master Tenant, LLC, Colonial Oaks Assisted Living Lafayette, LLC and Colonial Oaks Memory Care Lafayette, LLC, dated November 11, 2016